Equity Method Based Investees - Summarized Financial Information, Operating Results Data (Detail) (Frontline [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Frontline [Member]
Operating results data:
Total revenues	$ 28,776	$ 27,210	$ 28,246
Gross profit	20,688	19,565	23,893
Net income	$ 11,538	$ 11,106	$ 13,528